UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                 Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240. 14a-12

CELLECTAR BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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May 26, 2015

Dear Fellow Stockholders:

I am writing to inform you of a procedural change for our annual meeting of stockholders scheduled for May 28, 2015 at 10:00 A.M. at our offices in Madison, WI. While we are eager to convene this meeting and conduct the voting on those matters set forth in our proxy statement, recent events related to our financial reporting necessitated that an amendment to our annual report on Form 10-K be made reflecting a restatement of prior financial results. As this document is a critical part of our proxy materials, we want to be sure each of our stockholders has the opportunity to receive and review the current documents. Regrettably, this will result in a change to our annual meeting schedule this year.

To allow sufficient time for our stockholders to fully consider the information in our Form 10-K/A, including our restated financial results (available at http://www.cellectar.com), our Board of Directors intends to commence the 2015 Annual Meeting on May 28, 2015 and immediately adjourn the meeting to June 9, 2015 at 10:00 A.M. at our offices in Madison, WI.

Though the official business of the meeting, specifically the tabulation of stockholder voting, will be delayed until June 9, 2015, we recognize that many of you may have already made plans to attend the meeting in person on May 28. In recognition of this, our management team and members of the board of directors still plan to make themselves available and will host stockholders interested in visiting with management.

Stockholders of record may submit their votes for matters to be considered at the annual meeting until the polls are formally closed. Stockholders who have already voted in accordance with the instructions contained in the proxy statement and related materials do not need to submit new proxy cards or give new voting instructions unless they wish to change their votes. Stockholders who have not yet voted can still use the proxy cards and voting instruction forms previously provided to them or those included herewith. We encourage all stockholders to review the proxy statement and Annual Report on Form 10-K/A carefully before voting.

As reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2015, on May 14, 2015, the Audit Committee of our Board of Directors, together with management, concluded that our consolidated financial statements and other financial data as of and for the twelve months ended December 31, 2014 and the three and nine months ended September 30, 2014, as reported in our Annual Report on Form 10-K filed on March 24, 2015 and Quarterly Report on Form 10-Q filed on November 12, 2014, respectively, should not be relied upon because of the error discussed below.

On May 20, 2015, we filed Form 10-K/A to restate our consolidated financial statements and related footnote disclosures for the year ended December 31, 2014, and Form 10-Q/A to restate our condensed consolidated financial statements and related financial information for the three- and nine-month periods ended September 30, 2014. We also filed our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 on the same date. The restatements were the result of a misapplication in the guidance on accounting for warrants issued in August 2014. These restatements resulted in non-cash, non-operating financial statement corrections and had no impact on our current or previously reported cash position, operating expenses or total operating, investing or financing cash flows, as described in Note 1A to the consolidated financial statements included in the Form 10-K/A, which is excerpted below.

Sincerely,

Simon Pedder
President and CEO

NOTE 1A. RESTATEMENT OF PREVIOUSLY ISSUED CONSOLIDATED FINANCIAL STATEMENTS (Taken from Form 10-K/A filed May 20, 2015)

Overview

On August 20, 2014, Cellectar Biosciences, Inc. (“Cellectar Bio” or the “Company”) completed an underwritten public offering of 3,583,333 shares of its common stock and warrants to purchase 3,833,333 shares of its common stock at an exercise price of $4.68 per share, expiring on August 20, 2019 (the “August 2014 Underwritten Offering”). In conjunction with the August 2014 Underwritten Offering, all of the holders of the debentures issued in February 2014 elected to participate in the offering of common stock and warrants at the combined offering price of $3.76 per share. As a result, $4,000,000 principal amount of debentures and accrued interest of $172,435 was extinguished in exchange for 1,109,690 shares of the Company’s common stock and warrants to purchase 1,109,690 shares of common stock at $4.68 per share (the “August 2014 Debenture Tender and Exchange”). See Note 8 for further discussion of the August 2014 Underwritten Offering and the August 2014 Debenture Tender and Exchange (together the “August 2014 Offering”).

On May 14, 2015, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), in consultation with management, determined that due to a misapplication of the guidance on accounting for certain of its warrants issued in the August 2014 Offering, the Company’s previously issued financial statements for the periods ended September 30, 2014 and December 31, 2014 (the “Affected Periods) should no longer be relied upon. As a result, the Company has restated the financial statements for the Affected Periods. These restatements result in non-cash, non-operating financial statement corrections and have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows.

The warrants issued in the August 2014 Offering (the “August 2014 Warrants”) contain a cash settlement feature applicable in circumstances where there is no current prospectus to support the issuance of registered common stock and a warrant holder wishing to exercise the warrant requests gross settlement rather that the net settlement via cashless exercise provided for in the warrant. Based on Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”), warrant instruments that could potentially require net cash settlement in the absence of express language precluding such settlement and those which include “down-round provisions” should be initially classified as derivative liabilities at their estimated fair values, regardless of the likelihood that such instruments will ever be settled in cash. In periods subsequent to issuance, changes in the estimated fair value of the derivative instruments should be reported in the statement of operations.

Of the August 2014 Warrants, 4,943,023 contain the cash settlement feature. Previously classified as equity, these warrants have been reclassified as a derivative liability in the restated information. These warrants are listed on the NASDAQ Capital Market under the symbol CLRBW; therefore, the Company has established their fair value based upon the market value (see Note 3). The impact of the restatement on the consolidated balance sheet, statement of operations, changes in stockholders’ equity, and cash flows, as of and for the period ended December 31, 2014, is presented below.

	As of December 31, 2014
	As Previously Reported	Adjustment	As Restated
Consolidated Balance Sheet Data:
Derivative liability	$1,128,499	$4,048,416	$5,176,915
Total current liabilities	2,184,590	4,048,416	6,233,006
Total liabilities	2,673,567	4,048,416	6,721,983
Additional paid-in capital	69,911,836	(4,102,709)	65,809,127
Accumulated deficit	(59,165,963)	54,293	(59,111,670)
Total stockholders’ equity	10,745,949	(4,048,416)	6,697,533

	Year Ended December 31, 2014
	As Previously Reported	Adjustment	As Restated
Consolidated Statement of Operations Data:
Gain on revaluation of derivative warrants	$2,230,864	$54,293	$2,285,157
Total other income, net	1,784,550	54,293	1,838,843
Net loss	(8,106,395)	54,293	(8,052,102)
Basic and diluted net loss per common share	(1.77)	0.01	(1.75)

	Year Ended December 31, 2014
	As Previously Reported	Adjustment	As Restated
Consolidated Statement of Cash Flows Data:
Net loss	(8,106,395)	54,293	(8,052,102)
Gain on revaluation of derivative warrants	(2,230,864)	(54,293)	(2,285,157)

ANNUAL MEETING OF STOCKHOLDERS OF

CELLECTAR BIOSCIENCES, INC.

May 28, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2015: The Proxy Statement and 2014 Annual Report on Form 10-K are available at http://www.cellectar.com/.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230303040300000000 4 052815

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS; AND "FOR" PROPOSALS 2, 3, 4 AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect as Class I directors the following nominees:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Stephen A. Hill
○ John Neis

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. To consider and vote upon an amendment to our certificate of incorporation to increase the number of authorized shares of common stock by 20,000,000 shares, from 20,000,000 to 40,000,000 shares;	☐	☐	☐
3. To consider and vote upon a proposal to approve our 2015 Stock Incentive Plan, including the reservation of 700,000 shares of common stock for issuance thereunder;	☐	☐	☐
4. To consider and vote upon a non-binding advisory "say on pay" proposal to approve the compensation of our named executive officers;	☐	☐	☐

Proposal	1 year	2 years	3 years	ABSTAIN
5. To consider and vote upon a non-binding advisory "say on frequency" proposal on the frequency of future shareholder advisory votes on executive compensation;	☐	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
6. To consider and vote upon ratification of the appointment of our independent registered public accounting firm; and	☐	☐	☐

7. To consider and act upon any other matter which may properly come before the Annual Meeting or any adjourned session thereof.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders and a Proxy Statement for the Annual Meeting of Stockholders.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
CELLECTAR BIOSCIENCES, INC.

May 28, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2015: The Proxy Statement and 2014 Annual Report on Form 10-K are available at http://www.cellectar.com.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230303040300000000 4 052815

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS; AND "FOR" PROPOSALS 2, 3, 4 AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect as Class I directors the following nominees:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Stephen A. Hill
○ John Neis

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To consider and vote upon an amendment to our certificate of incorporation to increase the number of authorized shares of common stock by 20,000,000 shares, from 20,000,000 to 40,000,000 shares;	☐	☐	☐
3. To consider and vote upon a proposal to approve our 2015 Stock Incentive Plan, including the reservation of 700,000 shares of common stock for issuance thereunder;	☐	☐	☐
4. To consider and vote upon a non-binding advisory "say on pay" proposal to approve the compensation of our named executive officers;	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
5. To consider and vote upon a non-binding advisory "say on frequency" proposal on the frequency of future shareholder advisory votes on executive compensation;	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
6. To consider and vote upon ratification of the appointment of our independent registered public accounting firm; and	☐	☐	☐

7. To consider and act upon any other matter which may properly come before the Annual Meeting or any adjourned session thereof.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders and a Proxy Statement for the Annual Meeting of Stockholders.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CELLECTAR BIOSCIENCES, INC.

Proxy for Annual Meeting of Stockholders on May 28, 2015

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Simon Pedder, Chad Kolean and Paul Bork, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Cellectar Biosciences, Inc., to be held on May 28, 2015 at Cellectar's headquarters at 3301 Agriculture Drive, Madison, WI 53716, at 10:00 A.M., local time, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

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